Investor Presentation | Fourth Quarter 2025 Investor Presentation Fourth Quarter 2025 Richard P. Smith, President & Chief Executive Officer Daniel K. Bailey, EVP & Chief Banking Officer Peter G. Wiese, EVP & Chief Financial Officer Exhibit 99.2

Investor Presentation | Fourth Quarter 20252 Safe Harbor Statement The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on us. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward- looking statements. These risks and uncertainties include, but are not limited to, the following: macroeconomic, geopolitical, and other challenges and uncertainties, including those related to actual or potential policies and actions from the U.S. administration, such as tariffs and reciprocal actions by other countries or regions and their ultimate impact on us, our customers, financial markets, and the overall U.S. and global economies; the uncertainty of rapidly evolving and changing U.S. trade policies and practices; inflation/deflation, interest rate, market and monetary fluctuations/volatility; increases in unemployment rates; slowing economic growth or recession in the U.S. and other countries or regions; the impact of any future federal government shutdown and uncertainty regarding the federal government’s debt limit; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions or adverse regulatory findings affecting our ability to successfully market and price our products to consumers; systemic or non-systemic bank failures or crises and any related impact on depositor behavior or investor sentiment; the impacts of international hostilities, wars, terrorism or geopolitical events; risks related to the sufficiency of liquidity, including our ability to attract and maintain deposits; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events and their effects on our customers and the economic and business environments in which we operate; current and future economic and market conditions of the local economies in which we conduct operations; declines in housing and commercial real estate prices and changes in the financial performance and/or condition of our borrowers; the market value of our investment securities and possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the volatility of the stock market and its impact on our stock price and our ability to conduct acquisitions; the regulatory and financial impacts associated with exceeding $10 billion in total assets; the ability to execute our business plan in new markets; our future operating or financial performance, including our outlook for future growth and our ability to control expenses; changes in the level and direction of our nonperforming assets and charge-offs and the appropriateness of the allowance for credit losses; the effectiveness of us managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; the impact of alternative currencies such as stablecoin and other cryptocurrencies on our ability to attract deposits; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; potential changes to loss allocations between financial institutions and customers, including for losses incurred from the use of our products and services, including electronic payments and payment of checks, that were authorized by the customer but induced by fraud; the challenges of attracting, integrating and retaining key employees; the impact of the 2023 cyber security ransomware incident, including the pending litigation, on our operations and reputation; the vulnerability of our operational or security systems or infrastructure, the systems of third- and fourth-party vendors or other service providers with whom we contract, and our customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the effectiveness of our risk management framework and quantitative models; the emergence or continuation of widespread health emergencies or pandemics; potential judgments, orders, settlements, penalties, fines and reputational damage resulting from pending or future litigation and regulatory investigations, proceedings and enforcement actions; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our filings with the U.S. Securities and Exchange Commission, including without limitation the “Risk Factors” Section of TriCo’s Annual Report on Form 10-K for the year ended December 31, 2024, Such filings are also available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Presentation | Fourth Quarter 20253 Executive Team Greg Gehlmann SVP General Counsel Craig Carney EVP Chief Credit Officer Rick Smith President & Chief Executive Officer Dan Bailey EVP Chief Banking Officer Angela Rudd SVP Chief Risk Officer Jason Levingston SVP Chief Information Officer Peter Wiese EVP Chief Financial Officer Bret Funderburgh SVP Deputy Chief Credit Officer Scott Robertson SVP Chief Community Banking Officer Scott Myers SVP Head of Wholesale Banking Kristen Dominguez SVP Chief Human Resources Officer

Investor Presentation | Fourth Quarter 20254 Most Recent Quarter Highlights  Pre-tax pre-provision ROAA and ROAE were 1.98% and 14.8%, respectively, for the quarter ended December 31, 2025, and 1.66% and 13.0%, respectively, for the same quarter in the prior year.  Our efficiency ratio was 54.7% for the quarter ended December 31, 2025, compared to 56.2% for the trailing quarter end and 59.6% for the quarter ended December 31, 2024. Operating Leverage and Profitability  Net interest income (FTE) grew 3.0% or $2.7 million to $92.5 million compared to $89.8 million in the trailing quarter and by 9.6% or $8.1 million compared to $84.4 million in the same quarter of the prior year.  Net interest margin (FTE) of 4.02% compared favorably to both 3.92% in the prior quarter and 3.76% from the quarter ended December 31, 2024.  Average yield on earning assets (FTE) of 5.23%, was an increase of 1 basis point over the 5.22% in the quarter ended December 31, 2024, but slightly lower than the 5.25% in the quarter ended September 30, 2025.  Cost of interest-bearing liabilities was 1.90%, 15 basis points lower than the trailing quarter, and a 37 basis points decrease from the 2.27% for the quarter ended December 31, 2025.  The Company’s average cost of total deposits of 1.29% was 10 basis points lower than the trailing quarter, and 17 basis points lower than the quarter ended December 31, 2025. Net Interest Income and Margin  Loan balances increased $104.3 million or 6.0% (annualized) from the trailing quarter.  Deposit balances decreased $70.6 million or 3.4% (annualized) from the trailing quarter, which is consistent with one-way sale of deposits totaling $72.9 million as of December 31, 2025.  Loan to deposit ratio was 86.1% for the current quarter, as compared to 83.7% at December 31, 2024. Balance Sheet Management  No reliance on brokered deposits or FRB borrowing facilities during 2025 or 2024  Average non-interest-bearing deposits comprised 31.4% of average total deposits for the quarter, up from 30.5% in the prior quarter  Approximately a 50/50 split between consumer and business deposit dollars reflects a diversified client base. Diverse Deposit Base & Liquidity  The allowance for credit losses to total loans was 1.77% at December 31, 2025, compared to 1.85% at December 31, 2024, as overall credit trends in the portfolio continued to improve.  TCBK has a long history of proactive conservative risk grading and we believe that sufficient coverage has been established for potential economic factors in credit risk  Approximately 63.6% of total non-accrual loans were paid current as of December 31, 2025 Credit Quality  All regulatory capital ratios remain well above required thresholds.  A new share repurchase program was approved by the board with 2,000,000 shares authorized for repurchase  Tangible capital ratio of 10.7% at December 31, 2025, an increase from 10.4% at September 30, 2025, and 9.7% at December 31, 2024. Capital Strategies

Investor Presentation | Fourth Quarter 20255 Company Overview Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $47.37 Market Cap.: $1.53 Billion Asset Size: $9.82 Billion Loans: $7.11 Billion Deposits: $8.26 Billion Bank Branches: 68 ATMs: 83 Bank ATMs, with access to ~ 40,000 in network Market Area: TriCo currently serves 31 counties throughout California * As of close of business December 31, 2025

Consistent Earnings Track Record



March 2022
Acquired Valley
Republic Bancorp
($1.4B assets)
$60
$50
$40
$30
$20
$10
$0
Earnings (in Millions)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Qtrly EPS (diluted)

	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
PPNR ($MM)	$37.3	$40.9	$38.9	$37.5	$39.6	$36.6	$45.2	$55.3	$55.3	$53.2	$43.1	$46.2	$42.4	$42.0	$39.5	$39.6	$40.6	$39.0	$42.5	$47.1	$49.6
Net Income ($MM)	$23.6	$33.6	$28.4	$27.4	$28.2	$20.4	$31.4	$37.3	$36.3	$35.8	$24.9	$30.6	$26.1	$27.7	$29.0	$29.1	$29.0	$26.4	$27.5	$34.0	$33.6
Qtrly Diluted EPS	$0.79	$1.13	$0.95	$0.92	$0.94	$0.67	$0.93	$1.12	$1.09	$1.07	$0.75	$0.92	$0.78	$0.83	$0.87	$0.88	$0.88	$0.80	$0.84	$1.04	$1.03

trico bancshares
6
Investor Presentation | Fourth Quarter 2025
Member FDIC

Investor Presentation | Fourth Quarter 20257 $0.74 $0.53 $1.13 $0.67 $1.07 $0.83 $0.80 $0.75 $0.25 $0.95 $0.93 $0.75 $0.87 $0.84 $0.76 $0.59 $0.92 $1.12 $0.92 $0.88 $1.04 $0.79 $0.94 $1.09 $0.78 $0.88 $1.03 $3.00 $2.16 $3.94 $3.83 $3.52 $3.46 $3.71 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2019 2020 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 27% 41% 25% 29% 34% 38% 37% 2019 2020 2021 2022 2023 2024 2025 10.49% 7.18% 12.10% 11.67% 10.65% 9.57% 9.45% 2019 2020 2021 2022 2023 2024 2025 $0.19 $0.22 $0.25 $0.25 $0.30 $0.33 $0.33 $0.19 $0.22 $0.25 $0.25 $0.30 $0.33 $0.33 $0.22 $0.22 $0.25 $0.30 $0.30 $0.33 $0.36 $0.22 $0.22 $0.25 $0.30 $0.30 $0.33 $0.36 $0.82 $0.88 $1.00 $1.10 $1.20 $1.32 $1.38 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2019 2020 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 Shareholder Returns Dividends per Share: 10% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS *Compound Annual Growth Rate, 10 years 2025 values through the twelve months ended 12/31/2025

Investor Presentation | Fourth Quarter 2025 Deposits 8

Investor Presentation | Fourth Quarter 20259 4 2 .0 4 0 .3 3 8 .0 3 5 .7 3 4 .8 3 2 .6 3 1 .8 3 1 .7 3 1 .5 3 0 .9 3 0 .6 3 0 .5 3 1 .4 0 10 20 30 40 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers 7 6 .5 7 9 .5 8 0 .4 8 4 .0 8 7 .7 8 7 .7 8 6 .6 8 6 .5 8 7 .2 8 6 .5 8 6 .5 8 7 .5 8 9 .7 0 20 40 60 80 100 120 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4 Loans to Core Deposits (%) TCBK Peers Liability Mix: Strength in Funding Total Deposits = $8.26 billion 99.4% of Funding Liabilities Liability Mix 12/31/2025  Peer group consists of 99 closest peers in terms of total assets, range $6.3 to 13.3 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits Non Interest- bearing Demand Deposits, 30.5% Interest-bearing Demand & Savings Deposits, 53.7% Time Deposits, 13.1% Borrowings & Subordinated Debt, 0.6% Other liabilities, 2.1%

Investor Presentation | Fourth Quarter 202510 $224 $346 $492 $588 $697 $972 $1,035 $1,091 $1,123 $1,110 $1,111 $1,106 $1,110 $4,603 $4,443 $4,530 $4,564 $4,414 $4,415 $4,458 $4,399 $4,416 $4,556 $4,705 $4,684 $4,560 $3,502 $3,237 $3,073 $2,858 $2,723 $2,600 $2,557 $2,548 $2,549 $2,539 $2,560 $2,544 $2,594 $8,329 $8,026 $8,095 $8,010 $7,834 $7,988 $8,050 $8,037 $8,088 $8,205 $8,376 $8,334 $8,264 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 15.3% as % of Total Accounts, 84.7% Deposits: Strength in Cost of Funds . Mix of Demand & Savings 51.3% as a % of Total Balances, 48.7%

Investor Presentation | Fourth Quarter 202511 $630 $904 $979 $1,041 $1,074 $1,063 $1,075 $1,075 $1,083 3.63% 4.15% 4.31% 4.26% 4.05% 3.69% 3.49% 3.42% 3.30% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.00 $200.00 $400.00 $600.00 $800.00 $1,000.00 Q4-2023 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 Q4-2025 Current Balance Weighted Average Rate $868 $112 $88 $15 3.38% 3.10% 2.98% 1.81% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 <3 Months 3-6 Months 6-12 Months >12 Months Current Balance Wtd Avg Rate Deposits: CD Balance and Maturity Composition * Note: Excludes CDARS; $27MM balance at 12/31/2025 * CD special as of Dec 31, 2025, subject to change CD Balances Balances in $ millions, balances and Wtd Avg Rates are as of period end CD Maturities

Investor Presentation | Fourth Quarter 202512 $1,820 $876 $1,133 $730 $1 <=0.01% 0.01% - 2.0% 2.0% - 3.0% 3.0% - 4.0% >4.0% $4,414 $4,415 $4,458 $4,399 $4,416 $4,556 $4,705 $4,684 $4,560 1.37% 1.55% 1.66% 1.66% 1.51% 1.50% 1.60% 1.58% 1.38% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q4-2023 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 Q4-2025 Current Balance Weighted Average Last Accrual Rate Deposits: Interest Bearing Demand and Savings Interest Bearing Demand and Savings Balances in $ millions, balances and Wtd Avg Rates are as of period end Int-Bearing Demand & Savings by Wtd Avg Rate 1.66% 1.66% 1.51% 1.50% 1.60% 1.58% 1.67% 1.74% 1.65% 1.64% 1.60% 1.65% Q2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 WAR QTD Cost 1.66% 1.66% 1.51% 1.50% 1.60% 1.58% 1.38% 1.67% 1.74% 1.65% 1.64% 1.60% 1.65% 1.52% 2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 Q4-2025

Investor Presentation | Fourth Quarter 2025 Loans and Credit Quality 1313

Investor Presentation | Fourth Quarter 202514 $2,523 $2,760 $3,015 $4,022 $4,307 $4,763 $4,917 $6,450 $6,795 $6,769 $6,769 $6,823 $6,961 $7,010 $7,114 5.52% 5.32% 5.16% 5.24% 5.44% 5.02% 4.97% 4.86% 5.44% 5.79% 5.78% 5.71% 5.76% 5.75% 5.77% 3.00% 4.00% 5.00% 6.00% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 Q4-2025 Total Loans Loan Yield Loan Portfolio and Yield Trailing 10 years Trailing 5 quarters  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%.  Yield scaled to range of 3% to 6% in the visual  End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized interest income for quarterly periods.

Investor Presentation | Fourth Quarter 202515 $159 $170 $247 $193 $114 $121 $146 $260 $161 $235 $241 $278 -$92 -$107 -$83 -$110 -$83 -$137 -$113 -$170 -$69 -$115 -$139 -$146 -$94 $36 $22 -$24 -$41 -$86 -$11 -$43 $35 -$48 -$30 Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 Q4-2025 Origination Payoffs Balance Change net of Originations and Payoffs Gross Production vs. Payoff  Outstanding Principal in Millions, excludes Credit Card balances Slower pace of originations relative to 2021-22 commensurate with market rate changes, liquidity management, and NIM preservation. Pace of originations has consistently gained momentum following the reorganization of Wholesale Banking, with net loan growth and repricing in the adjustable-rate portfolio driving improved portfolio yields

Investor Presentation | Fourth Quarter 202516 Gas Station 20% Light Industrial 17% Office 13% Retail 10% Warehouse 8% Other (18 Types) 32% CRE Owner Occupied by Collateral Type Retail 23% Office 19% Hotel/Motel 15% Light Industrial 9% Mixed Use - Retail 8% Other (22 Types) 26% CRE Non-Owner Occupied by Collateral Type Diversified Loan Portfolio  Dollars in millions, Net Book Value at period end, excludes LHFS;  Commercial & Industrial includes Municipality Loans.

Investor Presentation | Fourth Quarter 202517 Office RE Collateral Graph circle size represent total loan Commitments in the Region; regional assignment based upon ZIP code of collateral California Office Secured by Region Regions by Collateral Code Regions by Occupancy Type

Investor Presentation | Fourth Quarter 202518 72% 60% 77% 61% 76% 78% 43% 50% 27% 37% 22% 39% 24% 19% 56% 43% 1% 3% 1% 0% 0% 3% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Retail Building Office Building Hotel/Motel Light Industrial Mixed Use - Retail Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% CRE Collateral Values Distribution by LTV (1) LTV Range CRE Non-Owner Occupied by Collateral Type (1) LTV as of most recent origination or renewal date

Investor Presentation | Fourth Quarter 202519 $2,511 $2,341 $1,090 $1,033 $429 $361 $409 $438 $1,026 $968 $846 $862 $305 $283 $426 $421 $169 $159 $50 $53 $654 $666 $657 $616 $60 $65 $334 $272 $125 $134 4Q-2025 4Q-2024 4Q-2025 4Q-2024 4Q-2025 4Q-2024 4Q-2025 4Q-2024 4Q-2025 4Q-2024 4Q-2025 4Q-2024 4Q-2025 4Q-2024 4Q-2025 4Q-2024 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Outstanding Principal ($MM) Unfunded Commitment ($MM) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 20252024202320222021202020192018201720162015201420132012<2012 Private Balance (MM) Unfunded (MM) WA Rate 6.91% 7.79% 8.14% 7.60% 7.32% 7.45% 7.52% 7.73%7.76% 7.85% 7.54% 7.45% 7.23%7.25% 7.35% Unfunded Loan Commitments HELOCs – by vintage, with weighted average rate (7.53% total WAR)  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums; segments exclude Leases, DDA Overdraft, Credit Cards, Auto, and other consumer. 2025 vintage reflects impact of various short-term (6 mo.) promotional rates (5.99%). Current promotional rates are 5.25%.

Investor Presentation | Fourth Quarter 202520 $605 $575 $612 $698 $705 $668 $661 $588 $590 $562 $579 $563 $582 $637 $689 $727 $709 $736 $734 $802 $826 $709 $758 $769 $779 $746 49% 45% 46% 50% 49% 48% 45% 42% 45% 43% 43% 42% 44% 6.82% 7.31% 7.61% 7.87% 7.82% 7.88% 7.87% 7.58% 7.20% 7.18% 7.18% 7.06% 6.77% 6% 6% 7% 7% 8% 8% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 4Q-2022 1Q-2023 2Q-2023 3Q-2023 4Q-2023 1Q-2024 2Q-2024 3Q-2024 4Q-2024 1Q-2025 2Q-2025 3Q-2025 4Q-2025 Outstanding Principal ($MM) Unfunded Commitment Utilization WAR Fruit & Tree Nuts 37% Dairy 19% Post Harvest 9% Beef Cattle 8% Grape Vineyards 7% Other 20% $120 $35 $5 $88 $15 $27 $27 $89 $176 $103 $101 $68 $58 $56 $57 $16 $187 $100 54% 60% 6% 26% 32% 21% 62% 32% 64% 0% 5000% 10000% 15000% 20000% Oil & Gas Extraction Construction Finance and Insurance Real Estate Healthcare Wholesale Trans and Warehouse Other (14 Categories) Agriculture Outstanding (mln) Unfunded (mln) C&I and Ag Production Utilization • Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) • As of 12/31/2025, 37% of combined C&I and Ag loans are variable rate and tied to prime; another 20% are adjustable, tied to SOFR, and repricing monthly C&I and Ag Production Utilization by NAICS Industry: 4Q-2025 Agriculture NAICS Segments

Investor Presentation | Fourth Quarter 202521 Fixed 34% Adjustable 52% Floating 14% 66% Adjustable + Floating $975 $699 $700 $752 $623 $723 $245 7.43% 5.16% 4.92% 5.33% 5.70% 6.29% 5.85% 6.52% 6.47% 6.55% 6.34% 6.38% 6.44% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 12/31/2025  Dollars in millions, excludes unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate) as of 12/31/2025 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 99% of Floating benchmarked to Prime $3,741MM Adjustable, predominantly benchmarked to 5 Year Treasury Loan Yield Composition: Adjustable and Floating Rate

Investor Presentation | Fourth Quarter 202522 $3,619 $3,741 $219 ($56) ($40) 9/30/2025 Originations Payoffs Paydowns 12/31/2025 $3,358 ($190) ($42) $3,741 $616 12/31/2024 Originations Payoffs Paydowns 12/31/2025 Adjustable Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of Draws on existing loans  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees 4.80% WAR Scaled to $3,000MM Scaled to $1,800MM 5.21% WAR Year-over-year change Quarter-over-quarter change 5.50% WAR5.43% WAR 6.12% 6.12% 5.50% WAR 6.33% 6.26% 5.21% 5.43% 5.50% 4.70% 4.80% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% $3,000 $3,100 $3,200 $3,300 $3,400 $3,500 $3,600 $3,700 $3,800 $3,900 Adj Rate Loans WAR

Investor Presentation | Fourth Quarter 202523 $231 $344 $390 $820 $109 $119 $394 $10 $9 $9 $30 $23 $18 $360 5.20% 5.35% 5.25% 4.67% 4.13% 5.90% 4.26% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 0 - 1 Years 1 - 3 Years 3 - 5 Years 5 - 10 Years 10 - 15 Years 15 - 20 Years > 20 Years All Fixed SFR 1-4 All WAR Fixed 34% Adjustable 52% Floating 14% $2,408MM total fixed 4.88% Wtd Avg Rate  Dollars in millions, excludes unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate, or WAR) as of 12/31/2025 and based upon outstanding principal Loan Yield Composition: Fixed Rate Loans

Investor Presentation | Fourth Quarter 202524 $2,442 $2,409 $45 ($47) ($31) 9/30/2025 Originations Payoffs Paydowns 12/31/2025 $2,520 $2,409 $191 ($176) ($125) 12/31/2024 Originations Payoffs Paydowns 12/31/2025 Fixed Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of draws on existing loans within period  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees Year-over-year change Quarter-over-quarter change Scaled to $2,300MM Scaled to $2,300MM 4.825% WAR 4.88% WAR 4.89% WAR Includes principal amortization as well as transfers of loans out of construction 4.88% WAR 6.56% 6.46%6.37%  Appetite for fixed rate loans faces headwinds as clients anticipate future rate reductions 6.26% 4.82% 4.89% 4.88% 4.60% 4.65% 4.70% 4.75% 4.80% 4.85% 4.90% 4.95% 5.00% $2,300 $2,350 $2,400 $2,450 $2,500 $2,550 $2,600 $2,650 $2,700 Fixed Rate Loans WAR

Investor Presentation | Fourth Quarter 202525 ($97) $2,280 $216 $124,571 ($1,209) $125,762 ACL 9/30/2025 Charge Offs & Recoveries Specific Reserve Changes Portfolio Growth/Mix Reserve Rate Changes ACL 12/31/2025 $120,000 $121,000 $122,000 $123,000 $124,000 $125,000 $126,000 Allowance for Credit Losses Drivers of Change under CECL  Insignificant net change in specific reserves  Primarily driven by changes in mix shift between loan segments  Qualitative reserve factors & economic outlook remain unchanged from the prior quarter.  Excludes changes in specific reserves  Gross charge-offs $1.345 million  Gross recoveries $0.136 million 1.78% of Total Loans 1.77% of Total Loans $104.3 million loan growth in the quarter Scaled to reflect $120MM

Investor Presentation | Fourth Quarter 202526 Allowance for Credit Losses Allocation of Allowance by Segment

Investor Presentation | Fourth Quarter 202527 Risk Grade Migration Zero balance in Doubtful and Loss

Asset Quality

- The Bank continues to actively and aggressively address potential credit issues with short resolution timelines.
- Despite increase in non-performing assets over the past several quarters, current levels remain well below historical norms for both the Company and the community banking industry.



Non-Performing Assets as a % of Total Assets
TCBK
Peers
0.53% 0.53% 0.55% 0.57% 0.60% 0.63% 0.65% 0.68%
0.35% 0.37% 0.35% 0.44% 0.48% 0.58% 0.67% 0.71% 0.70%
2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4



Past Due 30-89 as a % of Total Loans
TCBK
Peers
0.54% 0.46% 0.49% 0.49% 0.48% 0.58% 0.53% 0.55%
0.10% 0.06% 0.14% 0.09% 0.07% 0.18% 0.13% 0.15% 0.18%
2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4



Coverage Ratio: ACL as % of Non-Performing Loans
TCBK
Peers
381% 363% 377% 297% 284% 234% 192% 190% 196%
189% 174% 167% 172% 160% 179% 191% 191%
2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4

- Peer group consists of 99 closest peers in terms of asset size, range $6.3-13.3 Billion, source: BankRegData.com
- Past due 30-89 accruing loans exclude non-accrual; NPAs as presented are net of guarantees; NPLs as presented are not adjusted for guarantees.

trico bancshares
28
Investor Presentation | Fourth Quarter 2025
Member FDIC

Investor Presentation | Fourth Quarter 2025 Financials 2929

Investor Presentation | Fourth Quarter 202530 Net Interest Income (NII) and Margin (NIM)

Investor Presentation | Fourth Quarter 202531 Net Interest Income (NII) and Margin (NIM)

Investor Presentation | Fourth Quarter 202532 1.43% 0.91% 1.43% 1.28% 1.19% 1.18% 1.23% 2019 2020 2021 2022 2023 2024 2025 1.94% 1.83% 1.91% 1.97% 1.87% 1.66% 1.81% 2019 2020 2021 2022 2023 2024 2025 59.7% 58.4% 53.2% 53.0% 55.8% 59.1% 57.5% 2019 2020 2021 2022 2023 2024 2025 4.47% 3.96% 3.58% 3.88% 3.96% 3.71% 3.89% 2019 2020 2021 2022 2023 2024 2025 Current Operating Metrics 2025 values through the twelve months ended 12/31/2025 Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA

Investor Presentation | Fourth Quarter 202533 10.6% 9.3% 9.2% 7.6% 8.8% 9.7% 10.7% 2019 2020 2021 2022 2023 2024 2025 15.1% 15.2% 15.4% 14.2% 14.7% 15.7% 15.1% 2019 2020 2021 2022 2023 2024 2025 13.3% 12.9% 13.2% 11.7% 12.2% 13.2% 13.3% 2019 2020 2021 2022 2023 2024 2025 14.4% 14.0% 14.2% 12.4% 12.9% 14.0% 13.8% 2019 2020 2021 2022 2023 2024 2025 Well Capitalized Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Capital Ratio 2025 values through the twelve months ended 12/31/2025

Investor Presentation | Fourth Quarter 202534 Our Mission Tri Counties Bank exists for just one purpose: to improve the financial success and well-being of our shareholders, customers, communities and employees. Core Values Trust Respect Integrity Communication Opportunity Team Ethos We are one team, aligned, customer-focused and collaborative to achieve next-level performance.